CASH AND CASH EQUIVALENTS - Summary of Composition of Other Operations (Details) - ARS ($) $ in Thousands	3 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Cash and cash equivalents [abstract]
Monetary position	$ (315,896,530)	$ (602,433,954)
Exchange Rate Differences on Foreign Currency	(188,119,492)	(26,585,121)
Loss on Net Monetary Position	(173,105,424)	(583,945,924)
Total	$ (677,121,446)	$ (1,212,964,999)